Exhibit 10(s)

                                                             September 22, 2003




The Borrowers party to the
Credit Agreement described below
One Invacare Way
Elyria, Ohio 44035
Attention: Chief Financial Officer



          Re: Five Year Credit Agreement dated as of October 17, 2001, as amended (the "Credit Agreement"), among Invacare Corporation (the "Company"), each of the Borrowing Subsidiaries party thereto (collectively with the Company, the "Borrowers"), the banks set forth on the signature pages hereof (together with their successors and assigns, collectively, the "Banks" and each individually a "Bank") and Bank One, NA, a national banking association and successor by merger with Bank One, Michigan, as agent for the Bank (in such capacity, the "Agent").


Ladies/ Gentlemen:

     The Borrowers have requested that the Banks modify the Credit Agreement. Pursuant to such request, the Borrowers, the Banks and the Agent agree that the Credit Agreement shall be modified as follows:

     (a)  Section  3.1 of the  Credit  Agreement  shall be  amended to add a new
Section 3.1(h) at the end thereof to read as follows:

               (h) Notwithstanding anything in this Agreement or any Loan Document to the contrary, none of the Borrowing Subsidiaries shall be liable for any of the Bank Obligations of any other Borrower. A Borrowing Subsidiary shall be liable only for Advances and related interest and fees requested by such Borrowing Subsidiary and directly advanced to, or issued for the direct benefit of, such Borrowing
         Subsidiary.

     (b) Section 5.2(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               (b) Net Worth. Permit or suffer Consolidated Net Worth of the Company and its Subsidiaries at any time to be less than the sum of
          (i) $410,000,000, plus (ii) 50% of Cumulative Consolidated Net Income of the Company and its Subsidiaries, if any, for the six-month period ending December 31, 2003 and for each fiscal year of the Company ending December 31, 2004 and thereafter, plus (iii) 75% of the net cash proceeds received by the Company from the issuance or other sale of its or its Subsidiaries capital stock. For the purpose of calculating "Net Worth" under this Section 5.2(b), an amount shall be added back to Net Worth equal to the aggregate amount of capital stock repurchases by the Company, not to exceed $100,000,000.

     Except as expressly set forth above, neither the Credit Agreement nor any other Loan Document is amended or modified nor are any of the terms or provisions thereof waived. The Borrowers represent and warrant to the Agent and the Banks that: (a) the representations and warranties contained in Article IV of the Credit Agreement and in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and (b) no Event of Default or Default exists or has occurred and is continuing on the date hereof. The Borrowers agree that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.

     All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement. The terms and provisions of this letter shall be effective when it is signed by the Required Banks, the Agent and the Borrowers. This letter may be executed in any number of counterparts, and telecopied signature pages shall be enforceable as originals.

                   Very truly yours,

                   BANK ONE, NA, as a Lender and as Agent


                   By   /s/ Andrew Strait
                        _____________________________
                   Title  Director


                   KEYBANK NATIONAL ASSOCIATION, as a Bank and Syndication Agent


                   By: /s/ J.T. Taylor
                        _________________________________
                   Its: Vice President


                   NATIONAL CITY BANK, as a Bank and Documentation Agent


                   By: /s/ Robert Coleman
                        _________________________________
                   Its: Sr. Vice President


                   BANK OF AMERICA, N.A., as a Bank and Documentation Agent


                   By: /s/ Kevin Bertelsen

                   Its: Vice President


                   JP MORGAN CHASE BANK, as a Bank and Co-Agent


                   By: /s/ Henry Centa
                        _________________________________
                   Its: Vice President


                   THE BANK OF NEW YORK


                   By: /s/ Patrick Vatel
                        _________________________________
                   Its: Assistant Vice President


                   CREDIT LYONNAIS NEW YORK BRANCH


                   By: /s/ Charles Heidsieck
                        _________________________________
                   Its: Senior Vice President


                   FIFTH THIRD BANK


                   By: /s/ James Byrnes
                        _________________________________
                   Its: Vice President


                   HARRIS TRUST AND SAVINGS BANK


                   By: /s/ Michael Pincus
                        _________________________________
                   Its: Managing Director


                   NORDEA BANK FINLAND PLC, formerly known as Merita Bank Plc


                   By: /s/ Thomas Hickey
                        _________________________________
                   Its: Vice President


                   PNC BANK, NATIONAL ASSOCIATION


                   By: /s/ Joseph Moran
                        _________________________________
                   Its: Managing Director


                   SUNTRUST BANK


                   By:  /s/ William D. Priester
                        _________________________________
                   Its: Director

The above is acknowledged, accepted and agreed to by the undersigned:

                              INVACARE CORPORATION


                    By: /s/ Gregory C. Thompson
                        _________________________________
                    Its: Senior Vice President
                         and Chief Financial Officer

                    INVACARE (DEUTSCHLAND) GmbH


                    By: /s/ Gregory C. Thompson
                        _________________________________
                    Its: Senior Vice President
                         and Chief Financial Officer

                    INVACARE AUSTRALIA PTY. LTD.


                    By: /s/ Gregory C. Thompson
                        _________________________________
                    Its: Senior Vice President
                         and Chief Financial Officer

                    INVACARE CANADA INC.


                    By: /s/ Gregory C. Thompson
                        _________________________________
                    Its: Senior Vice President
                         and Chief Financial Officer

                    INVACARE S.A.


                    By: /s/ Gregory C. Thompson
                        _________________________________
                    Its: Senior Vice President
                         and Chief Financial Officer

                    INVACARE BV


                    By: /s/ Gregory C. Thompson
                        _________________________________
                    Its: Senior Vice President
                         and Chief Financial Officer